UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2012

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35235	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27727 Avenue Scott

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On June 13, 2012, Wesco Aircraft Hardware Corp. (the “Borrower”), Wesco Aircraft Holdings, Inc. (the “Company”), Barclays Bank PLC, as administrative agent and collateral agent (in such capacity, the “Agent”), and the lenders party thereto, entered into the First Amendment to Credit Agreement (the “Amendment”), which amends the $765.0 million Senior Secured Credit Facility (the “Senior Secured Credit Facility”), dated as of April 7, 2011, that was originally entered into by the Borrower, the Company, the Agent and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Key Bank, N.A. and Barclays Capital, as joint lead arrangers. The Senior Secured Credit Facility is described in greater detail in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

The Amendment amends the Senior Secured Credit Facility to allow for (i) certain intercompany loans to be made to the Company’s restricted subsidiaries in order to facilitate the Company’s acquisition of substantially all of the assets of Interfast Inc. (the “Acquisition”) and (ii) the Acquisition as a permitted investment. The Acquisition is described in greater detail in the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on May 24, 2012. The Acquisition is expected to close toward the end of the Company’s fiscal third quarter or the beginning of its fiscal fourth quarter, subject to the satisfaction of certain customary closing conditions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference in its entirety.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements regarding the Acquisition. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties. Important factors that could cause actual results to differ materially from the Company’s expectations are disclosed under Part I, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011, as supplemented by the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2011 and March 31, 2012. All written and oral forward-looking statements attributable to the Company, or persons acting on the Company’s behalf, are expressly qualified in their entirety by the cautionary statements as well as other cautionary statements that are made from time to time in the Company’s public communications. You should evaluate all forward-looking statements made in this Current Report in the context of these risks and uncertainties.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of June 13, 2012, by and among Wesco Aircraft Hardware Corp., Wesco Aircraft Holdings, Inc., Barclays Bank PLC and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2012	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of June 13, 2012, by and among Wesco Aircraft Hardware Corp., Wesco Aircraft Holdings, Inc., Barclays Bank PLC and the lenders party thereto.